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Exhibit 10.8

[PLAINS MARKETING, L.P. LETTERHEAD]

Crude Oil Purchase Contract

CONTRACT NO. 4863-1003	May 05, 2005

This contract by and between Ellora Operating, L.P. ("Ellora"), with an address of 5480 Valmont, Suite 350, Boulder, CO 80301—and Plains Marketing, L.P., ("PMLP"), covering the sale and delivery by Ellora and the purchase and receipt by PMLP of the hereinafter specified oil is entered into in accordance with the following feints and conditions:

1.	TERM:	The primary term shall be a period of one month from November 01, 2004 to December 01, 2004.

The term shall be automatically extended for a Secondary Term month to month thereafter unless notice of non-renewal is given by either party hereto upon not less than thirty (30) days advance written notice to the other party.
2.	QUALITY
AND
CRUDE
	TYPE:	Rocky Mountain Sweet crude oil.
3.	QUANTITY:	An amount equal to actual lease receipts from lease(s) indicated on Exhibit "A" attached hereto and made a part hereof. (Approximately 26 barrels per day).
4.	DELIVERY:	Shall be made at the well tankage into PMLP's designated transportation facilities.
5.	PRICE:
For the crude oil sold and delivered hereunder, PMLP agrees to pay a price per barrel equal to SPLLC Colorado Southeastern Crude Oil Posting, capped 44.9ø API gravity. For pricing purposes, deliveries will be calculated on equal daily quantities.
6.	PAYMENT:	Payment shall be made by check on or about the twentieth (20th) day of-the month following the month of delivery.

PMLP's General Provisions dated February 01, 2001 are incorporated herein by reference and made a part hereof. To the extent of any conflict between the provisions herein and the General Provisions, the provisions herein shall govern.

If Division Orders have been issued to Ellora by PMLP and executed by Ellora covering the wells on Exhibit A, the Division Orders are incorporated herein and made a part hereof. The provisions of this Agreement, including but not limited to those relating to term, rights of termination, price and otherwise, shall be applicable and govern, notwithstanding any provision in the Division Orders to the contrary.

All invoices and notices given pursuant to this agreement shall be in writing, telex or faxed and shall be deemed delivered when received by the other party at the address specified below:

Notices and all other correspondence to PMLP shall be mailed or faxed as follows:

        Plains Marketing, L.P.
        10 Desta Drive, Suite 200E
        Midland, Texas 79705
        Phone: (432) 683-9622
        Fax: (432) 683-0849

Invoices shall be mailed or faxed to PMLP as follows:

        Plains Marketing, L.P.
        333 Clay Street Suite1600
        Houston, Texas 77002
        Phone: (713) 646-4100
        Fax: (713) 646-4114

Notices and all other correspondence to Ellora shall be mailed or faxed as follows:

        Ellora Operating, L.P.
        5480 Valmont, Suite 350
        Boulder, CO 80301
        Phone:(303) 444 8881
        Fax:(303) 417 1000

BUYER		SELLER
Plains Marketing, LP.		Ellora Operating, LP.
By Plains Marketing GP Inc. Its General Partner
Agreed and accepted this 19 day of June, 2005.		Agreed and accepted this 6th day of June, 2005.
By:	/s/ MARK L. THOMAS	By:	/s/ CHANDRA C. BAESLER
Name:	Mark L. Thomas	Name:	Chandra C. Baesler
Title:	Director, West Texas Region and Attorney in Fact	Title:	Manager-Land/Marketing

jac
Log No.: 17049

Plains Marketing L.P.					May 05, 2005
Plains Contract:	4863-1003	Effective 03-01-2005	Exhibit "A"	Partner contract:

PM Lease ‡=Intact	Lease	Operator	County/ Parish	State	Price Code*	Price Method**	Applicable Premium or (Deduct)	Percent	Gravity	State Lease
014910	SNIFF E	ELLORA OPERATING LP	BENT	CO	S2078	EDQ	$0.0000	100.00000%	Capped 44.90 API
049340	SNIFF LATERAL DRIP STATION	ELLORA OPERATING LP	BENT	CO	S2078	EDO	$0.0000	100.00000%	Capped 44.90 API
049341	MCCLAVE SEPARATOR	ELLQRA OPERATING LP	KIOWA	CO	S2078	EDO	$0.0000	100.00000%	Capped 44.90 API
074223‡	LOS ANIMAS GATHERING COMPRESSO	ELLORA OPERATING LP	BENT	CO	S2078	EDQ	$0.0000	100.00000%	Capped 44.90 API
106918	STARK A	ELLORA OPERATING LP	BENT	CO	S2078	EDO	$0.0000	100.00000%	Capped 44.90 API
123195	WOLLERT D #1	ELLORA OPERATING LP	BENT	CO	S2078	EDO	$0.0000	100.00000%	Capped 44.90 API
128645	TEMPLE.B	ELLORA OPERATING LP	BENT	CO	S2078	EDQ	$0.0000	100.00000%	Capped 44.90 API

(*)
S2078 PLAINS MARKETING LP-COLORADO SOUTHEASTERN

(**)
EQUAL DAILY QUANTITIES

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  Exhibit 10.8